UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On June 17, 2005, Power3 Medical Products, Inc. (the “Company”) executed a promissory note in the principal amount of $ 396,500 payable to John Fife (the “Holder”).  Pursuant to the promissory note, the Company promised to pay to the Holder $ 396,500 in cash upon the earlier of (i) the Maturity Date of August 11, 2005; or (ii) the fifth day following the effective date of the Company’s registration statement on Form SB-2.  The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time prior to the maturity date.  The promissory note provides for interest at an annual rate of 18% per annum, beginning on the Maturity Date or from the day such interest is due as specified above.

The note is secured by a Stock Pledge Agreement, entered into on June 17, 2005, by Steven B. Rash, Chairman and CEO of Power3 Medical Products, Inc. (the “Pledgor”), wherein the Pledgor has agreed to pledge 6,000,000 shares of common stock as security for (i) the performance of the Company of its obligations under its Series 2005 Note described above and (ii) the performance by Pledgor of its Guaranty delivered to the Secured Party of even date herewith.   If on any monthly anniversary during the term of the Note, the market value of the Collateral then held by the escrow agent, does not equal or exceed 300% of the principal amount of the note, then the Pledgor shall deliver to escrow, within 3 days of such date, a certificate for additional shares and the necessary stock powers equal to not less than 300% of the principal amount of the Note.  The Pledgor shall deliver same and a statement setting forth the necessary amount of Collateral, not later than the first business day following such anniversary.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 17, 2005, the Company became obligated on a promissory note in the principal amount of $ 396,500.   Please refer to “Item 1.01-Entry Into a Material Definitive Agreement” above for further information.

Item 9.01                                             Financial Statements and Exhibits

( c )                            Exhibits

Exhibit Number	Description

Exhibit 10.1*	Promissory Note dated June 13, 2005, executed June 17, 2005, between the Company and John Fife for the sum of $396,500.

Exhibit 10.2*	Stock Pledge Agreement dated June 9, 2005, executed June 17, 2005, executed by Steven B. Rash, Chairman and CEO of Power3 Medical Products, Inc.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ John P. Burton
John P. Burton
Chief Accounting Officer/Controller

Date: June 22, 2005